                                   [graphic]




                                  Annual Report

                                December 31, 2000

                                   [graphic]

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

                                                           February 23, 2001

Dear Shareholder:

We welcome this opportunity to provide you with information about the Hyperion 2002 Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 2000. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust

The Trust is a closed-end investment company whose objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these objectives by investing in a portfolio consisting primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Change in Fiscal Year

In preparation for the scheduled termination of the Trust, the Trust's fiscal year-end date has been changed to December 31. This change is effective beginning with the most recent fiscal period, which ran for the seven months ended December 31, 2000. The change has been made to put the Trust in a better position to achieve its objectives in the period leading up to termination in 2002.

Where appropriate, in the discussions of market environment and portfolio strategy below, we have cited comparisons between both May 31, 2000 (the end of the previous fiscal year) and December 31, 2000, as well as November 30, 2000 (the date of the most recent semiannual report).

Market Environment

In the last several months, the bond market has rallied powerfully in anticipation of a slower economy and aggressive cuts in interest rates by the Federal Reserve. The economy appears to have slowed sharply in the fourth quarter, driven by the cycle of tightening monetary policy as the Federal Funds rate was raised by 1.75% from June 1999 through May 2000, the poor performance of the stock market, and higher energy prices.

From May 31, 2000 to December 31, 2000, the yield on the 2-year Treasury note fell by 1.58%, and the 2-year interest rate swap rate declined by 1.68%. From November 30, 2000 to December 31, 2000, the yield on the 2-year Treasury note fell by 0.47%, and the 2-year interest rate swap rate declined by 0.51%. By year-end, yields on short maturity securities were at their lowest levels since the spring of 1999, implying the imminent onset of a substantial period of Federal Reserve easing.

The performance of non-Treasury securities varied during the second half of 2000. Demand for high quality cash flows in a falling interest rate environment caused yield spreads to tighten on the non-call securities with strong credit ratings. MBS underperformed due to heightened prepayment risk, as new 30-year mortgage rates fell from a high of 8.64% in May 2000 to 7.13% at the end of December 2000. Lower-grade corporate bonds generally underperformed, due to fears of a slowing economy.

Going forward, aggressive easing of Federal Reserve monetary policy should get the economy back on its feet by the end of 2001. In the meantime, short-maturity yields should fall, and the yield curve should steepen significantly. While intermediate- and long-maturity yields will be volatile, we expect them to be higher by year-end, reflecting a healthier economic outlook going into 2002.

Portfolio Strategy

The investment strategy in recent months has focused on preparing the portfolio for the Trust's scheduled termination in 2002. The Trust's holdings are concentrated in very high quality MBS and Asset-Backed Securities ("ABS"). MBS holdings are primarily in very stable Planned Amortization Class Collateralized Mortgage Obligations ("CMOs"). ABS holdings are primarily in AAA rated credit card ABS. All of these securities have excellent liquidity with fairly short maturities.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

Changes in portfolio allocations over the last fiscal period have been designed to preserve the integrity of the Trust's structure. From May 31, 2000 to December 31, 2000, the Trust's 10.4% investment in intermediate-maturity Agency Benchmark Notes has been eliminated in favor of short maturity, AAA rated credit card ABS. In addition, a small portion (3.4%) of the Trust's allocation to CMOs has also been moved into credit card ABS. The advantage of AAA rated credit card ABS is that they have very stable cash flows that allow the Trust to pinpoint maturities more carefully in preparation for its scheduled termination. All in all, portfolio composition was fairly stable in late 2000.

We are optimistic about the future performance of the Trust as its maturity in 2002 approaches. Shareholders should benefit in these last two years from the movement of the share price towards Net Asset Value ("NAV"), reducing the discount between share price and NAV. Shareholders should also benefit from accretion of NAV towards the book value of securities.

The Trust's total return based on NAV for the month ended December 31, 2000, was 1.72%; return for the seven month period ended December 31, 2000, was 8.85%. Total return is based upon the change in NAV of the Trust's shares, and includes reinvestment of dividends. Based on the NYSE closing price of $8.8125 on December 29, 2000, the yield on the Trust was 4.82%.

As of December 31, 2000, the Trust was being managed with an average duration of
2.5 years as measured on a net assets basis. (Duration measures a bond portfolio's price sensitivity to changes in interest rates.) Over the next several months, we will further target the portfolio's overall interest rate risk with respect to its maturity in 2002.

The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 2000.

                         HYPERION 2002 TERM TRUST, INC.
               PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2000*

                                    [PIE CHART]

          Municipal Zero Coupon Securities          0.2%
          Asset-Backed Securities                  39.8%
          U.S. Government Agency
            Pass-Through Certificates               1.5%
          Collateralized Mortgage Obligations      16.7%
          Repurchase Agreements                     0.5%
          U.S. Governemnt Agency Collateralized
            Obligations                            41.3%



*As a percentage of total investments.

HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor

Conclusion

We appreciate the opportunity to serve your investment needs. As always, we welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.

Sincerely,





/s/ Andrew M. Carter
-----------------------------------
ANDREW M. CARTER
Director and Chairman of the Board,
Hyperion 2002 Term Trust, Inc.
Chairman and Chief Executive Officer,
Hyperion Capital Management, Inc.





/s/ Clifford E. Lai
-------------------------------------
CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
President and Chief Investment Officer,
Hyperion Capital Management, Inc.

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
December 31, 2000



                                                                                        Principal
                                                      Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 60.2%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 58.12%
 Federal Home Loan Mortgage Corporation

   Series 1669, Class JB.....................           1.48%+            07/15/20   $       13,156    $                    249,883
   Series 1669, Class JC.....................           1.48+             05/15/23            9,801                         182,341
   Series 2112, Class PB.....................           5.50              11/15/16           12,000**                    11,894,040
   Series 2085, Class PA.....................           6.00              07/15/17           26,013**                    25,936,851
   Series 2113, Class PH.....................           6.00              08/15/14            8,500@                      8,492,095
   Series 2131, Class BK.....................           6.00              11/15/17           29,000@                     29,016,820
   Series 2243, Class PB.....................           7.00              11/15/11           12,548                      12,682,000
                                                                                                       ----------------------------
                                                                                                                         88,454,030

                                                                                                       ----------------------------
 Federal National Mortgage Association

   Series 1993-136, Class SB.................           5.33+             07/25/23              490                         481,351
   Series 1998-45, Class PD..................           6.00              04/18/18           28,717@                     28,689,719
   Series 1999-33, Class PB..................           6.00              08/25/22           15,000@                     14,966,700
   Series 1999-49, Class PB..................           6.50              11/25/20           16,000@                     16,164,608
   Series 1999-64, Class MC..................           6.50              03/01/10            6,125**                     6,178,151
   Series 1993-214, Class SA.................           7.85+             12/25/28            8,353                       8,520,597
                                                                                                       ----------------------------
                                                                                                                         75,001,126

                                                                                                       ----------------------------
Total U.S. Government Agency Collateralized Mortgage
Obligations
     (Cost - $161,961,250) ..................                                                                           163,455,156
                                                                                                       ----------------------------

U.S. GOVERNMENT AGENCY PASS-THROUGH CERTIFICATES - 2.08%
 Federal National Mortgage Association
   (Cost - $5,695,251).......................           9.00              08/01/14            5,508#                      5,889,084
                                                                                                       ----------------------------

Total U.S. Government & Agency Obligations
     (Cost - $167,656,501) ..................                                                                           169,344,240
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 55.9%
 American Express Credit Account Master
 Trust
   Series 1999-2, Class A....................           5.95              12/15/06           30,000                      30,118,500

 Chase Credit Card Master Trust
   Series 1997-5, Class A....................           6.19              08/15/05           20,000                      20,135,380

 Chemical Master Credit Card Trust I
   Series 1995-3, Class A....................           6.23              04/15/05           19,813                      19,940,001

 Citibank Credit Card Master Trust I
   Series 1998-3, Class A....................           5.80              02/07/05           18,765                      18,723,942

 Contimortgage Home Equity Loan Trust
   Series 1999-1, Class A3...................           6.17              05/25/21            3,000                       2,962,530

 MBNA Master Credit Card Trust
   Series 1996-A, Class A....................           6.83+             07/15/05           13,000                      13,040,820
   Series 1995-J, Class A....................           6.85+             04/15/05           20,000                      20,065,600
                                                                                                       ----------------------------
                                                                                                                         33,106,420
                                                                                                       ----------------------------

HYPERION 2002 TERM TRUST, INC.
Portfolio of Investments
December 31, 2000


                                                                                        Principal
                                                      Interest                           Amount                   Value
                                                        Rate             Maturity        (000s)                  (Note 2)
ASSET-BACKED SECURITIES (continued)
 Residential Funding Mortgage Securities II, Inc.
   Series 1999-HS2, Class AI3................           6.03              07/25/29   $       12,000    $                 11,941,440
   Series 1999-HI1, Class A3.................           6.31              08/25/13           10,000                       9,977,900
   Series 1999-H14, Class 3..................           6.96              12/25/24              320                         322,151
                                                                                                       ----------------------------
                                                                                                                         22,241,491
                                                                                                       ----------------------------
 Salomon Brothers Mortgage Securities VII
   Series 1998-NC3, Class A3.................           6.46%             08/25/28           10,000                       9,983,600

Total Asset-Backed Securities

                                                                                                       ----------------------------
     (Cost - $156,653,709) ..................                                                                           157,211,864
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (REMICS) - 23.4%
  Chase Mortgage Finance Corp.
   Series 1999-S8, Class A1..................           6.35              07/25/29           17,981                      18,009,473

 Countrywide Funding Corp.
   Series 1994-5, Class A3A..................           6.50              03/25/09           14,143                      14,129,705

 FFCA Secured Lending Corp. Securities
   Series 1998-1, Class A1A *................           6.29              07/18/03            1,278                       1,272,443

 Norwest Asset Securities Corp.
   Series 1999-16, Class A11.................           6.00              06/25/29           12,828                      12,716,653

 Residential Funding Mortgage Securities I, Inc.
   Series 1999-S13, Class A2.................           6.00              05/25/29           19,928                      19,751,239
Total Collateralized Mortgage Obligations
(REMICs)
                                                                                                       ----------------------------
     (Cost - $66,225,627) ...................                                                                            65,879,513
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 0.3%
Pennsylvania - 0.3%

Pittsburgh Pennsylvania, Water & Sewer
Authority
   Series A, Revenue Bonds, FGIC
     (Cost - $848,167) ......................           4.18(a)           09/01/03            1,000                         895,578
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT - 0.8%
Dated 12/29/00, with State Street Corp.;
proceeds:
   $2,102,284; collateralized by $2,095,000
   U.S. Treasury Note, 7.500%, due 11/15/01,
   value: $2,147,375
     (Cost - $2,101,000) ....................           5.50              01/02/01            2,101                       2,101,000
                                                                                                       ----------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Total Investments - 140.6%
     (Cost - $393,485,004) ..................                                                                           395,432,195
Liabilities in Excess of Other Assets -
     (40.6)%.................................                                                                          (114,190,526)
                                                                                                       ----------------------------

NET ASSETS - 100.0%..........................                                                          $                281,241,669
                                                                                                       ============================

-----------------------------------------------------------------------------------------------------------------------------------

SECURITIES SOLD SHORT
U.S. Government & Agency Obligations
U.S. Treasury Obligation
U.S. Treasury Bond
     (Proceeds - $42,791,016)                         15.75%              11/15/01           35,250    $                 38,235,252
                                                                                                       ============================

-----------------------------------------------------------------------------------------------------------------------------------

        *   -   Securities exempt from registration under Rule 144A of the
                Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

       **   -   Securities held as collateral by counterparty for security borrowed (Note 2).

        #   -   Portion of security is held in a margin account as collateral for open financial futures contract.

      (a)   -   Zero Coupon Bonds - Interest rate represents current yield to maturity.

        @   -   Portion of or entire principal amount delivered as collateral to counterparty for reverse repurchase agreements (Note 5).

        +   -   Variable Rate Security - Inverse Floater: Interest rate is in effect as of December 31, 2000.

     FGIC   -   Insured by Financial Guaranty Insurance Company.

    REMIC   -   Real Estate Mortgage Investment Conduit.
---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 2000



Assets:
Investments, at value (cost $393,485,004) (Note 2)......    $        395,432,195
Cash....................................................                     621
Interest receivable.....................................               2,154,580
Receivable on swap contracts............................                 160,309
Prepaid expenses and other assets.......................                   1,416
Net unrealized appreciation on swap contracts (Note 7)..                 336,127
Variation margin receivable.............................                  10,500
                                                            --------------------
    Total assets........................................             398,095,748
                                                            --------------------

Liabilities:
Reverse repurchase agreements (Note 5)..................              76,053,750
Securities sold short, at value (proceeds $42,791,016)
(Note 2)................................................              38,235,252
Distribution payable....................................                 861,211
Interest payable for short sale (Note 2)................                 720,824
Interest payable for reverse repurchase agreements
(Note 5)................................................                 515,926
Investment advisory fee payable.........................                 118,586
Payable on open swap contracts..........................                  61,681
Administration fee payable..............................                  36,516
Accrued expenses and other liabilities..................                 250,333
                                                            --------------------
    Total liabilities...................................             116,854,079
                                                            --------------------

Net Assets (equivalent to $9.24 per share based on
30,446,839 shares issued and outstanding)...............    $        281,241,669
                                                            ====================

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6).............    $            304,468
Additional paid-in capital (Note 6).....................             293,732,045
Undistributed net investment income.....................              11,553,113
Accumulated net realized loss...........................            (31,257,835)
Net unrealized appreciation.............................               6,909,878
                                                            --------------------
Net assets applicable to capital stock outstanding......    $        281,241,669
                                                            ====================

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Operations


                                           For the                For the
                                     Seven Months Ended          Year Ended
                                      December 31, 2000         May 31, 2000
--------------------------------------------------------------------------------

Investment Income (Note 2):
 Interest .......................   $         14,204,437    $         25,043,971
                                    --------------------    --------------------

Expenses:
 Investment advisory fee
  (Note 3) ......................                800,341               1,348,264
 Administration fee (Note 3) ....                243,907                 411,083
 Insurance ......................                125,791                 136,192
 Directors' fees ................                 59,396                  72,750
 Custodian ......................                 56,502                  82,568
 Reports to shareholders ........                 33,010                  43,965
 Legal ..........................                 32,139                  35,602
 Registration ...................                 27,728                  32,686
 Accounting and tax services ....                 26,457                  45,950
 Transfer agency ................                 22,344                  27,409
 Miscellaneous ..................                 46,794                  67,835
                                    --------------------    --------------------
   Total operating expenses .....              1,474,409               2,304,304
    Interest expense on reverse
 repurchase agreements (Note 5) .              3,203,108               5,110,898
    Interest expense on
 securities sold short ..........              3,206,905               4,789,519
    Interest expense on swap
 contracts (Note 2) .............                 39,971                      --
                                    --------------------    --------------------
   Total expenses ...............              7,924,393              12,204,721
                                    --------------------    --------------------
Net investment income ...........              6,280,044              12,839,250
                                    --------------------    --------------------

Realized and Unrealized Gain
 (Loss) on Investments (Note 2):
Net realized gain (loss) on
 investment transactions ........             (2,253,939)                626,417
                                    --------------------    --------------------
Net change in unrealized
  appreciation/depreciation on:

 Investments ....................             16,208,953             (12,844,287)
 Short sales ....................              1,350,937               3,204,827
 Swap contracts .................              1,020,500                (684,373)
 Futures transactions ...........                 70,795                      --
                                    --------------------    --------------------
Net change in unrealized
 appreciation/depreciation on
 investments, short sales,
 swap contracts and futures
 transactions ...................             18,651,185             (10,323,833)
                                    --------------------    --------------------
Net realized and unrealized gain
 (loss) on investments, short
 sales, swap contracts and futures
 transactions ...................             16,397,246              (9,697,416)
                                    --------------------    --------------------
Net increase in net assets
 resulting from operations ......   $         22,677,290    $          3,141,834
                                    ====================    ====================

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statements of Changes in Net Assets


                                                                      For the                 For the                For the
                                                                Seven Months Ended          Year Ended              Year Ended
                                                                 December 31, 2000         May 31, 2000            May 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
 Net investment income .....................................   $           6,280,044   $         12,839,250    $         15,931,032
 Net realized gain (loss) on investment
    transactions ...........................................              (2,253,939)               626,417               5,714,302
 Net change in unrealized appreciation/
    depreciation on investments, short sales,
    swap contracts and futures transactions ................              18,651,185            (10,323,833)             (9,706,080)
                                                                --------------------   --------------------    --------------------
 Net increase in net assets resulting from
    operations .............................................              22,677,290              3,141,834              11,939,254
                                                                --------------------   --------------------    --------------------
Dividends to Shareholders (Note 2):
 Net investment income .....................................              (6,595,903)           (12,559,688)            (14,531,118)
                                                                --------------------   --------------------    --------------------
Capital Stock Transactions (Note 6):
 Cost of Trust shares repurchased and retired ..............                      --                     --              (3,689,785)
                                                                --------------------   --------------------    --------------------
    Total increase (decrease) in net assets ................              16,081,387             (9,417,854)             (6,281,649)

Net Assets:
 Beginning of period .......................................             265,160,282            274,578,136             280,859,785
                                                                --------------------   --------------------    --------------------
 End of period (including undistributed net
    investment income of $11,553,113,
    $11,521,512 and $9,586,864,
    respectively) ..........................................   $         281,241,669   $        265,160,282    $        274,578,136
                                                                ====================   ====================    ====================

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows


                                                       For the                 For the
                                                 Seven Months Ended          Year Ended
                                                  December 31, 2000         May 31, 2000
                                                  ------------------       --------------
Increase (Decrease) in Cash:

Cash flows provided by operating activities:

 Interest received
  (excluding net amortization of
  $363,164 and $928,194, respectively) .......        $  15,727,837         $  22,092,259
 Interest expense paid .......................           (5,590,222)           (9,642,015)
 Operating expenses paid .....................           (1,678,760)           (1,627,722)
 Purchases and sales of short-term portfolio
   investments, net ..........................             (302,000)            2,011,000
 Purchases of long-term portfolio investments          (105,588,765)         (258,735,174)
 Proceeds from dispositions of long-term
   portfolio investments, short sales
   and principal paydowns ....................          118,121,944           282,642,145
 Net cash provided by futures transactions ...               60,295                    --
                                                      -------------         -------------
 Net cash provided by operating activities ...           20,750,329            36,740,493
                                                      -------------         -------------

Cash flows used for financing activities:

 Net cash used for reverse repurchase
  agreements .................................          (15,015,500)          (24,180,750)
 Cash dividends paid .........................           (5,734,692)          (12,559,688)
                                                      -------------         -------------
 Net cash used for financing activities ......          (20,750,192)          (36,740,438)
                                                      -------------         -------------

Net increase in cash .........................                  137                    55
Cash at beginning of period ..................                  484                   429
                                                      -------------         -------------
Cash at end of period ........................        $         621         $         484
                                                      =============         =============

Reconciliation of Net Increase in
  Net Assets Resulting from Operations to Net
  Cash Provided by Operating Activities:

Net increase in net assets resulting from
  operations .................................        $  22,677,290         $   3,141,834
                                                      -------------         -------------
 Decrease in investments .....................           14,919,076            44,368,893
 Increase in net unrealized depreciation on
  investments ................................          (18,651,185)           10,323,833
 Decrease in interest receivable .............            1,200,207            (1,911,412)
 Decrease in prepaid expenses and other
  assets .....................................               85,757               136,537
 Decrease in advisory/administration fees
  payable ....................................                8,550               (47,709)
 Decrease in payable for investments purchased                   --           (20,117,639)
 Increase in variation margin receivable .....              (10,500)                   --
 Increase in other liabilities ...............              521,134               846,156
                                                      -------------         -------------
    Total adjustments ........................           (1,926,961)           33,598,659
                                                      -------------         -------------
Net cash provided by operating activities ....        $  20,750,329         $  36,740,493
                                                      =============         =============

---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Financial Highlights


                                                             For the
                                                              Seven
                                                             Months
                                                              Ended                      For the Year Ended May 31,
                                                             Dec. 31,   -----------------------------------------------------------
                                                              2000*          2000         1999        1998         1997        1996
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period....................    $    8.71   $    9.02    $    9.09   $    8.35    $    7.98   $    8.46
                                                             --------    --------     --------    --------     --------    --------
Net investment income...................................         0.21        0.41         0.52        0.56         0.60        0.58
Net realized and unrealized gain (loss) on investments,
  short sales, swap contracts and futures transactions..         0.54       (0.31)       (0.13)       0.56         0.24       (0.54)
                                                             --------    --------     --------    --------     --------    --------
Net increase (decrease) in net asset value resulting
  from operations.......................................         0.75        0.10         0.39        1.12         0.84        0.04
Net effect of shares repurchased........................           --          --         0.01        0.09         0.05        0.01
Dividends from net investment income....................        (0.22)      (0.41)       (0.47)      (0.47)       (0.52)      (0.53)
                                                             --------    --------     --------    --------     --------    --------

Net asset value, end of period..........................    $    9.24   $    8.71    $    9.02   $    9.09    $    8.35   $    7.98
                                                             ========    ========     ========    ========     ========    ========

Market price, end of period.............................    $  8.8125   $    8.00    $   8.375   $   8.125    $    7.25   $   6.875
                                                             ========    ========     ========    ========     ========    ========

Total Investment Return +...............................       13.02%(1)    0.40%        9.04%      18.93%       13.28%       2.11%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000's).......................    $ 281,242   $ 265,160    $ 274,578   $ 280,860    $ 283,354   $ 286,035
Operating expenses......................................        0.90%(2)    0.85%        0.81%       0.83%        0.86%       0.93%
Interest expenses.......................................        4.03%(2)    3.67%        2.31%       2.48%        2.47%       2.47%
Total expenses..........................................        4.93%(2)    4.52%        3.12%       3.31%        3.33%       3.40%
Net investment income...................................        3.92%(2)    4.76%        5.68%       6.09%        7.16%       6.89%
Portfolio turnover rate.................................          30%(1)      67%          88%         83%          35%         64%

---------------

+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

*   The Trust's fiscal year end was changed to December 31.

(1) Not annualized.

(2) Annualized.
---------------

See notes to financial statements.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000





1. The Trust

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

Change in Fiscal Year End: The Board of Directors adopted a change in the Trust's fiscal year end date to December 31. This change is effective beginning with the current fiscal period, which ran from June 1, 2000 to December 31, 2000. Prior to December 31, 2000 the Trust's fiscal year end was May 31.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values MBS and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid market. See Note 7 for a summary of the open futures contract as of December 31, 2000.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000





Options Written or Purchased: The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market. There were no options outstanding as of December 31, 2000.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver to the broker- dealer through which it made the borrowing collateral for its obligation to deliver the security upon conclusion of the short sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received. For the period ended December 31, 2000, the Trust paid security borrowing fees totaling $214,179. Such amount is offset against interest income in the Statement of Operations.

Swap agreements: The Trust may invest in swap agreements. The Trust may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest income. For the period ended December 31, 2000, such net payments paid by the Trust amounted to $39,971. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of December 31, 2000.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000





Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest.

Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. Investment Advisory Agreement and Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the period ended December 31, 2000, the Advisor earned $800,341 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). Investor's Bank & Trust, through its acquisition of Investor's Capital Services, Inc., served as the Trust's sub-administrator through September 30, 2000. Effective October 1, 2000, the Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Trust's Custodian. The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provide the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor/Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended December 31, 2000 were $51,390,991 and $0, respectively. Purchases and sales of U.S. Government securities, for the period ended December 31, 2000 were $54,197,775 and $104,357,519, respectively. For purposes of this note, U.S. Government securities include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 2000 was $393,485,004. Net unrealized appreciation for federal income tax purposes was $1,947,191 (gross unrealized appreciation - $2,960,253; gross unrealized depreciation - $1,013,061). At December 31, 2000, the Trust had a capital loss carryforward of $27,699,636, of which $8,320,702 expires in 2001, $7,809,791 expires in 2002, $4,415,068 expires in 2003, $4,623,471 expires in 2004 and
$2,530,604 expires in 2008,

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000





available to offset any future capital gains. However, if the Trust terminates as expected in 2002, the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

Capital Account Reclassification - For the period ended December 31, 2000, the Trust's undistributed net investment income was increased by $347,460, with an offsetting increase in accumulated net realized loss. This adjustment was the result of book/tax differences with respect to losses on paydowns.

5. Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At December 31, 2000, the Trust had the following reverse repurchase agreements outstanding:


    Face Value                                                         Description              Maturity Amount
 ------------------    ------------------------------------------------------------------     -----------------
$        15,040,000   Bear Stearns, 6.66%, dated 11/09/00, maturity date 1/18/01 ........        $  15,234,768
         27,172,000   Merrill Lynch, 6.67%, dated 11/21/00, maturity date 1/23/01 .......           27,489,165
          8,150,000   Morgan Stanley, 6.66%, dated 11/21/00, maturity date 1/23/01 ......            8,244,988
         11,198,000   Lehman Brothers, 6.63%, dated 11/29/00, maturity date 1/09/01 .....           11,282,554
         14,493,750   Morgan Stanley, 6.66%, dated 12/20/00, maturity date 1/10/01 ......           14,550,058
                                                                                                 -------------
                         Maturity Amount, Including Interest Payable ....................         $ 76,801,533
                                                                                                 -------------
                         Market Value of Assets Sold Under Agreements....................         $ 79,330,702
                                                                                                 -------------
                         Weighted Average Interest Rate .................................                6.66%
                                                                                                 -------------

The average daily balance of reverse repurchase agreements outstanding during the period ended December 31, 2000 was approximately $82,102,392 at a weighted average interest rate of 6.65%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $97,356,545 as of August 10, 2000, which was 25.32% of total assets.

6. Capital Stock

At December 31, 2000, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,446,839 shares outstanding at December 31, 2000, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program, whereby an amount of up to 25% of the original outstanding common stock, or approximately 9.1 million of the Trust's shares are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 2000, 5,863,800 shares have been repurchased pursuant to this program at a cost of $44,701,319 and an average discount of 11.48% from its net asset value. During the seven months ended December 31, 2000, and the year ended May 31, 2000, no shares were repurchased. During the year ended May 31, 1999, the Trust repurchased a total of 441,600 shares of its outstanding common stock at a cost of $3,689,785 and an average discount of 10.30% from its net asset value. All shares repurchased either have been or will be retired.

HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
December 31, 2000





7. Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

As of December 31, 2000, the following long futures contract was outstanding:


                                                                                Value at         Unrealized
Notional Amount       Type       Expiration Date    Value at Trade Date    December 31, 2000   Appreciation
---------------    -----------   ---------------    -------------------    -----------------   ------------

 $60,060,030      90 Day Euro    September 2002        $64,696,950           $64,767,744         $70,794

There was no written option activity for the period ended December 31, 2000.

As of December 31, 2000, the following swap agreements were outstanding:


                                                                                                                  Net Unrealized
Notional Amount     Expiration Date                       Description                                              Appreciation
--------------      -----------------    --------------------------------------------------------                -----------------
  $16,400,000           11/15/02         Agreement with Morgan Stanley Capital Services Inc., dated              $       298,334
                                         8/10/00 to pay quarterly the notional amount multiplied by
                                         3 month LIBOR and to receive semi-annually the notional
                                         amount multiplied by 6.935%.
  $10,000,000            6/23/02         Agreement with Morgan Stanley Capital Services Inc., dated                        37,791
                                         7/09/99 to pay quarterly the notional amount multiplied by
                                         3 month LIBOR and to receive semi-annually the notional amount multiplied by 6.211%.
                                                                                                                    ---------------
                                                                                                                     $      336,127
                                                                                                                    ===============

-------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of Independent Accountants

-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hyperion 2002 Term Trust, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2002 Term Trust, Inc. (the "Trust") at December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 23, 2001

-------------------------------------------------------------------------------

                          TAX INFORMATION (unaudited)

-------------------------------------------------------------------------------

The Trust is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (December 31, 2000) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.16% of the Trust's distributions during the year ended December 31, 2000 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 2000, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 2001. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.

-------------------------------------------------------------------------------

                           PROXY RESULTS (unaudited)

-------------------------------------------------------------------------------

During the year ended December 31, 2000, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 10, 2000. The description of each proposal and number of shares voted are as follows:


                                                                                         Shares Voted             Shares Voted
                                                                                              For               Without Authority
-----------------------------------------------------------------------------------------------------------------------------------

1. To elect to the Trust's Board of Directors:              Patricia A. Sloan             28,774,682                 813,805
                                                            Lewis S. Ranieri              28,782,082                 506,405
                                                            John W. English               28,744,292                 544,194

-----------------------------------------------------------------------------------------------------------------------------------


                                                                Shares Voted             Shares Voted             Shares Voted
                                                                     For                    Against                  Abstain
-----------------------------------------------------------------------------------------------------------------------------------

2. To select PricewaterhouseCoopers LLP as the
   independent accountants:                                      28,856,189                 329,487                  102,810

-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                           DIVIDEND REINVESTMENT PLAN

-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Corp. (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR    TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.       BOSTON EQUISERVE L.P.
One Liberty Plaza                       Investor Relations Department
165 Broadway, 36th Floor                P.O. Box 8200
New York, New York 10006-1404           Boston, Massachusetts 02266-8200
For General Information about           For Shareholder Services:
the Trust:
(800) HYPERION                          (800) 426-5523

SUB-ADMINISTRATOR                       INDEPENDENT ACCOUNTANTS
STATE STREET CORP.                      PRICEWATERHOUSECOOPERS LLP
225 Franklin Street                     1177 Avenue of the Americas
Boston, Massachusetts 02116             New York, New York 10036

CUSTODIAN AND FUND ACCOUNTING AGENT     LEGAL COUNSEL
STATE STREET CORP.                      SULLIVAN & WORCESTER LLP
225 Franklin Street                     1025 Connecticut Avenue, N.W.
Boston, Massachusetts 02116             Washington, D.C. 20036



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

Officers and Directors

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

John W. English*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

--------------------------------------------------

                [LOGO]
--------------------------------------------------


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust Shares.

   Hyperion 2002 Term Trust, Inc.
      One Liberty Plaza
   165 Broadway, 36th Floor
    New York, NY 10006-1404